Form 8-k is being submitted pursuant to Rule 901(d) of Regulation S-T

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2002

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina		29401
(Address of principal executive offices)		(Zip Code)

(843) 529-5933
Registrant's telephone number (including area code)

Item 5. Other Events

On February 4, 2002, First Financial Holdings, Inc. announced the results of its Annual meeting and election of Directors.

For more information regarding this matter, see the press release attached hereto as Exhibit 1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit (1). Press release dated February 4, 2002.

 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ Susan E. Baham
Susan E. Baham
Senior Vice President and Chief Financial Officer

Date: February 5, 2002

Exhibit 1

Press release dated February 4, 2002.

Contact:	Phyllis B. Ainsworth
Vice President
(843) 529-5931

FIRST FINANCIAL HOLDINGS, INC. ANNOUNCES

RESULTS OF ANNUAL MEETING

Charleston, South Carolina (February 4, 2002) (NASDAQ:FFCH)--At the annual meeting of shareholders of First Financial Holdings, Inc. ("First Financial") held on January 31, 2002, D. Van Smith announced his retirement as Chairman of the Boards of First Financial and First Federal of Charleston ("First Federal"). At subsequent meetings, the Board of Directors elected A. L. Hutchinson, Jr. as Chairman and James C. Murray as Vice Chairman of the Boards of First Financial and First Federal.

Also at the annual meeting, Thomas J. Johnson, James C. Murray, and D. Kent Sharples were re-elected to the Board of Directors for three year terms to expire in January 2005. James L. Rowe was elected for a one year term to expire January 2003.

Effective with the meeting, Mr. Smith was named Director Emeritus. A. Thomas Hood, President and Chief Executive Officer, stated, "We appreciate the many contributions Mr. Smith has made to our company. We are very fortunate to have had his dedicated and knowledgeable service for 33 years, and we look forward to his continuing as Director Emeritus."

Mr. Hutchinson joined First Federal in 1961, was named Senior Vice President, Lending in 1973, Executive Vice President, Production in 1979, and was elected to the Board of Directors in 1985. He became President and Chief Executive Officer of First Financial Holdings and First Federal of Charleston in 1988. On February 1, 1995, he was elected Vice Chairman of First Financial and First Federal and also serves as Chairman of the Board of Peoples Federal. Mr. Hood stated: "Mr. Hutchinson has been a leader in our company for 40 years. His dedication, business experience and loyalty are reflected in the record performance of our company. His continued leadership will greatly benefit our company, the banking industry and the communities we serve."

Mr. Murray became a Director of First Financial and First Federal in 1991. Mr. Hood commented, "Mr. Murray has been an outstanding addition to First Financial and First Federal's Boards. He is one of the most recognized and respected business leaders in our region. We are pleased to have him serve as Vice Chairman of First Financial and First Federal."

First Financial is the multiple thrift holding company of First Federal Savings and Loan Association of Charleston and Peoples Federal Savings and Loan Association of Conway. The Associations operate a total of 44 offices located in the Charleston Metropolitan area, Horry, Georgetown, Florence and Beaufort counties in South Carolina and Brunswick County in coastal North Carolina. The Company also provides brokerage, trust and insurance services through First Southeast Investor Services, First Southeast Fiduciary and Trust Services and First Southeast Insurance Services. For additional information about First Financial, please visit our web site at www.firstfinancialholdings.com.